Exhibit 99.1

FINANCIAL NEWS

Cirrus Logic Reports Fiscal Third Quarter Revenue of $580.6 Million

AUSTIN, Texas – February 3, 2026 – Cirrus Logic, Inc. (NASDAQ: CRUS) posted on its website at investor.cirrus.com the quarterly Shareholder Letter that contains the complete financial results for the third quarter of fiscal year 2026, which ended December 27, 2025, as well as the company’s current business outlook.
“Cirrus Logic delivered revenue above the high end of our guidance range for the December quarter driven by stronger-than-anticipated demand for components shipping into smartphones and a favorable mix of end devices,” said John Forsyth, Cirrus Logic president and chief executive officer. “During the quarter, we also made solid progress executing on our strategy to expand our addressable market and drive product diversification. This included sampling a new component designed to enable and enhance the use of voice as an interface for AI-enabled PCs and ramping our latest-generation amplifier and codec in mainstream PC platforms. We also added new product families targeting prosumer and automotive that will broaden our general market offerings across a wider range of applications. As we look ahead, we expect to continue to capitalize on our extensive intellectual property portfolio and deep engineering expertise to position the company for long-term success.”

Reported Financial Results – Third Quarter FY26
•Revenue of $580.6 million;
•GAAP and non-GAAP gross margin of 53.1 percent;
•GAAP operating expenses of $155.2 million and non-GAAP operating expenses of $133.0 million; and
•GAAP earnings per share of $2.66 and non-GAAP earnings per share of $2.97.

A reconciliation of GAAP to non-GAAP financial information is included in the tables accompanying this press release.

Business Outlook – Fourth Quarter FY26
•Revenue is expected to range between $410 million and $470 million;
•GAAP gross margin is forecasted to be between 51 percent and 53 percent; and
•Combined GAAP R&D and SG&A expenses are anticipated to range between $147 million and $153 million, including approximately $21 million in stock-based compensation expense and $2 million in amortization of acquired intangibles, resulting in a non-GAAP operating expense range between $124 million and $130 million.

Cirrus Logic will host a live Q&A session at 5 p.m. ET today to discuss its financial results and business outlook. Participants may listen to the conference call on the investor relations website at investor.cirrus.com. A replay of the webcast can be accessed on the Cirrus Logic website.

About Cirrus Logic, Inc.
Cirrus Logic is a leader in low-power, high-precision mixed-signal processing solutions that create innovative user experiences for the world’s top mobile and consumer applications. With headquarters in Austin, Texas, Cirrus Logic is recognized globally for its award-winning corporate culture.

Cirrus Logic, Cirrus and the Cirrus Logic logo are registered trademarks of Cirrus Logic, Inc. All other company or product names noted herein may be trademarks of their respective holders.

Investor Contact:
Chelsea Heffernan
Vice President, Investor Relations
Cirrus Logic, Inc.
(512) 851-4125
Investor@cirrus.com

Use of non-GAAP Financial Information
To supplement Cirrus Logic's financial statements presented on a GAAP basis, the company has provided non-GAAP financial information, including non-GAAP net income, diluted earnings per share, operating income and profit, operating expenses, gross margin and profit, tax expense, tax expense impact on earnings per share, effective tax rate, free cash flow, and free cash flow margin. A reconciliation of the adjustments to GAAP results is included in the tables below.

Non-GAAP financial information is not meant as a substitute for GAAP results but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. The non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

Safe Harbor Statement
Except for historical information contained herein, the matters set forth in this news release contain forward-looking statements including our statements about our strategy to expand our addressable market and drive product diversification; our ability to broaden our general market offerings across a wider range of applications; our ability to capitalize on our extensive intellectual property portfolio and deep engineering expertise to position the company for long-term success; and our estimates for the fourth quarter fiscal year 2026 revenue, gross margin, combined research and development and selling, general and administrative expense levels, stock-based compensation expense, and amortization of acquired intangibles. In some cases, forward-looking statements are identified by words such as “expect,” “anticipate,” “target,” “project,” “believe,” “goals,” “opportunity,” “estimates,” “intend,” and variations of these types of words and similar expressions. In addition, any statements that refer to our plans, expectations, strategies, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are based on our current expectations, estimates, and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially, and readers should not place undue reliance on such statements. These risks and uncertainties include, but are not limited to, the following: the level and timing of orders and shipments during the fourth quarter of fiscal year 2026; customer cancellations of orders; the failure to place orders consistent with forecasts; changes in government trade policies, including the imposition of tariffs or export restrictions; and global economic conditions and uncertainty, along with the risk factors listed in our Form 10-K for the year ended March 29, 2025 and in our other filings with the Securities and Exchange Commission, which are available at www.sec.gov. The foregoing information concerning our business outlook represents our outlook as of the date of this news release, and we expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise, unless required by law.

Summary Financial Data Follows:

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data; unaudited)

	Three Months Ended			Nine Months Ended
	Dec. 27,	Sep. 27,	Dec. 28,	Dec. 27,	Dec. 28,
	2025	2025	2024	2025	2024
	Q3'26	Q2'26	Q3'25	Q3'26	Q3'25
Audio	$344,455	$318,214	$346,272	$902,713	$881,830
High-Performance Mixed-Signal	236,169	242,746	209,466	646,143	589,791
Net sales	580,624	560,960	555,738	1,548,856	1,471,621
Cost of sales	272,498	266,586	257,951	732,326	702,319
Gross profit	308,126	294,374	297,787	816,530	769,302
Gross margin	53.1%	52.5%	53.6%	52.7%	52.3%

Research and development	113,553	110,021	112,976	326,466	331,264
Selling, general and administrative	41,646	39,589	39,042	119,979	113,625
Total operating expenses	155,199	149,610	152,018	446,445	444,889

Income from operations	152,927	144,764	145,769	370,085	324,413

Interest income	9,276	8,695	8,146	26,593	24,482
Other income (expense)	246	(63)	(214)	(205)	1,414
Income before income taxes	162,449	153,396	153,701	396,473	350,309
Provision for income taxes	22,139	21,800	37,696	63,870	90,069
Net income	$140,310	$131,596	$116,005	$332,603	$260,240

Basic earnings per share	$2.75	$2.57	$2.19	$6.48	$4.89
Diluted earnings per share:	$2.66	$2.48	$2.11	$6.27	$4.69

Weighted average number of shares:
Basic	51,037	51,175	53,081	51,313	53,263
Diluted	52,698	53,054	55,076	53,041	55,529

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands, except per share data; unaudited)
(not prepared in accordance with GAAP)

Non-GAAP financial information is not meant as a substitute for GAAP results, but is included because management believes such information is useful to our investors for informational and comparative purposes. In addition, certain non-GAAP financial information is used internally by management to evaluate and manage the company. As a note, the non-GAAP financial information used by Cirrus Logic may differ from that used by other companies. These non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP.

	Three Months Ended			Nine Months Ended
	Dec. 27,	Sep. 27,	Dec. 28,	Dec. 27,	Dec. 28,
	2025	2025	2024	2025	2024
Net Income Reconciliation	Q3'26	Q2'26	Q3'25	Q3'26	Q3'25
GAAP Net Income	$140,310	$131,596	$116,005	$332,603	$260,240
Amortization of acquisition intangibles	1,648	1,648	1,647	4,943	5,483
Stock-based compensation expense	20,558	20,597	20,823	61,964	64,655
Lease impairment	—	—	661	—	1,680
Adjustment to income taxes	(5,818)	(3,861)	(827)	(12,518)	(6,094)
Non-GAAP Net Income	$156,698	$149,980	$138,309	$386,992	$325,964

Earnings Per Share Reconciliation
GAAP Diluted earnings per share	$2.66	$2.48	$2.11	$6.27	$4.69
Effect of Amortization of acquisition intangibles	0.03	0.03	0.03	0.09	0.10
Effect of Stock-based compensation expense	0.39	0.39	0.38	1.17	1.16
Effect of Lease impairment	—	—	0.01	—	0.03
Effect of Adjustment to income taxes	(0.11)	(0.07)	(0.02)	(0.23)	(0.11)
Non-GAAP Diluted earnings per share	$2.97	$2.83	$2.51	$7.30	$5.87

Operating Income Reconciliation
GAAP Operating Income	$152,927	$144,764	$145,769	$370,085	$324,413
GAAP Operating Profit	26.3%	25.8%	26.2%	23.9%	22.0%
Amortization of acquisition intangibles	1,648	1,648	1,647	4,943	5,483
Stock-based compensation expense - COGS	24	363	351	687	972
Stock-based compensation expense - R&D	13,280	13,019	14,498	39,371	46,105
Stock-based compensation expense - SG&A	7,254	7,215	5,974	21,906	17,578
Lease impairment	—	—	661	—	1,680
Non-GAAP Operating Income	$175,133	$167,009	$168,900	$436,992	$396,231
Non-GAAP Operating Profit	30.2%	29.8%	30.4%	28.2%	26.9%

Operating Expense Reconciliation
GAAP Operating Expenses	$155,199	$149,610	$152,018	$446,445	$444,889
Amortization of acquisition intangibles	(1,648)	(1,648)	(1,647)	(4,943)	(5,483)
Stock-based compensation expense - R&D	(13,280)	(13,019)	(14,498)	(39,371)	(46,105)
Stock-based compensation expense - SG&A	(7,254)	(7,215)	(5,974)	(21,906)	(17,578)
Lease impairment	—	—	661	—	1,680
Non-GAAP Operating Expenses	$133,017	$127,728	$129,238	$380,225	$374,043

Gross Margin/Profit Reconciliation
GAAP Gross Profit	$308,126	$294,374	$297,787	$816,530	$769,302
GAAP Gross Margin	53.1%	52.5%	53.6%	52.7%	52.3%
Stock-based compensation expense - COGS	24	363	351	687	972
Non-GAAP Gross Profit	$308,150	$294,737	$298,138	$817,217	$770,274
Non-GAAP Gross Margin	53.1%	52.5%	53.6%	52.8%	52.3%

Effective Tax Rate Reconciliation
GAAP Tax Expense	$22,139	$21,800	$37,696	$63,870	$90,069
GAAP Effective Tax Rate	13.6%	14.2%	24.5%	16.1%	25.7%
Adjustments to income taxes	5,818	3,861	827	12,518	6,094
Non-GAAP Tax Expense	$27,957	$25,661	$38,523	$76,388	$96,163
Non-GAAP Effective Tax Rate	15.1%	14.6%	21.8%	16.5%	22.8%

Tax Impact to EPS Reconciliation
GAAP Tax Expense	$0.42	$0.41	$0.68	$1.20	$1.62
Adjustments to income taxes	0.11	0.07	0.02	0.23	0.11
Non-GAAP Tax Expense	$0.53	$0.48	$0.70	$1.43	$1.73

CONSOLIDATED CONDENSED BALANCE SHEET
(in thousands; unaudited)

	Dec. 27,	Mar. 29,	Dec. 28,
	2025	2025	2024
ASSETS
Current assets
Cash and cash equivalents	$778,083	$539,620	$526,444
Marketable securities	44,280	56,160	37,535
Accounts receivable, net	278,989	216,009	261,943
Inventories	189,483	299,092	275,558
Prepaid assets	54,373	48,236	51,323
Prepaid wafers	32,873	52,560	66,113
Other current assets	31,268	28,057	31,534
Total current assets	1,409,349	1,239,734	1,250,450

Long-term marketable securities	259,564	239,036	252,594
Right-of-use lease assets	123,432	126,688	129,597
Property and equipment, net	148,352	159,900	163,837
Intangibles, net	22,619	27,461	23,957
Goodwill	435,936	435,936	435,936
Deferred tax asset	38,247	48,150	40,895
Long-term prepaid wafers	—	15,512	23,020
Other assets	19,021	34,656	42,954
Total assets	$2,456,520	$2,327,073	$2,363,240

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$68,863	$63,162	$77,907
Accrued salaries and benefits	49,769	52,075	48,029
Software license agreements	26,803	26,745	26,985
Lease liability	19,713	21,811	21,858
Other accrued liabilities	19,043	31,395	36,134
Total current liabilities	184,191	195,188	210,913

Non-current lease liability	117,599	121,908	124,622
Non-current income taxes	46,033	44,040	43,401
Other long-term liabilities	5,468	16,488	21,506
Total long-term liabilities	169,100	182,436	189,529

Stockholders' equity:
Capital stock	1,925,238	1,860,281	1,840,791
Accumulated earnings	178,693	90,351	124,101
Accumulated other comprehensive loss	(702)	(1,183)	(2,094)
Total stockholders' equity	2,103,229	1,949,449	1,962,798
Total liabilities and stockholders' equity	$2,456,520	$2,327,073	$2,363,240

Prepared in accordance with Generally Accepted Accounting Principles

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
(in thousands; unaudited)

	Three Months Ended

	Dec. 27,	Dec. 28,
	2025	2024
	Q3'26	Q3'25
Cash flows from operating activities:
Net income	$140,310	$116,005
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,077	12,824
Stock-based compensation expense	20,558	20,823
Deferred income taxes	8,292	8,379
Loss on retirement or write-off of long-lived assets	—	369
Other non-cash charges	(26)	(379)
Net change in operating assets and liabilities:
Accounts receivable, net	76,408	62,155
Inventories	46,926	(3,793)
Prepaid wafers	12,183	20,411
Other assets	8,791	1,720
Accounts payable and other accrued liabilities	(30,468)	(21,556)
Income taxes payable	(5,217)	1,630
Net cash provided by operating activities	290,834	218,588
Cash flows from investing activities:
Maturities and sales of available-for-sale marketable securities	50,697	12,423
Purchases of available-for-sale marketable securities	(52,104)	(44,868)
Purchases of property, equipment and software	(5,086)	(6,687)
Investments in technology	(74)	—
Net cash used in investing activities	(6,567)	(39,132)
Cash flows from financing activities:
Net proceeds from the issuance of common stock	1,042	378
Repurchase of stock to satisfy employee tax withholding obligations	(30,722)	(29,112)
Repurchase and retirement of common stock	(69,980)	(70,037)
Net cash used in financing activities	(99,660)	(98,771)
Net increase in cash and cash equivalents	184,607	80,685
Cash and cash equivalents at beginning of period	593,476	445,759
Cash and cash equivalents at end of period	$778,083	$526,444

Prepared in accordance with Generally Accepted Accounting Principles

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in thousands; unaudited)

Free cash flow, a non-GAAP financial measure, is GAAP cash flow from operations (or cash provided by operating activities) less capital expenditures. Capital expenditures include purchases of property, equipment and software as well as investments in technology, as presented within our GAAP Consolidated Condensed Statement of Cash Flows. Free cash flow margin represents free cash flow divided by revenue.

	Twelve Months Ended	Three Months Ended

	Dec. 27,	Dec. 27,	Sep. 27,	Jun. 28,	Mar. 29,
	2025	2025	2025	2025	2025
	Q3'26	Q3'26	Q2'26	Q1'26	Q4'25

Net cash provided by operating activities (GAAP)	$629,565	$290,834	$92,214	$116,131	$130,386
Capital expenditures	(21,621)	(5,160)	(4,510)	(2,770)	(9,181)
Free Cash Flow (Non-GAAP)	$607,944	$285,674	$87,704	$113,361	$121,205

Cash Flow from Operations as a Percentage of Revenue (GAAP)	32%	50%	16%	29%	31%
Capital Expenditures as a Percentage of Revenue (GAAP)	1%	1%	1%	1%	2%
Free Cash Flow Margin (Non-GAAP)	31%	49%	16%	28%	29%

RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL INFORMATION
(in millions; unaudited)
(not prepared in accordance with GAAP)

Q4 FY26
Guidance
Operating Expense Reconciliation
GAAP Operating Expenses	$147 - 153
Stock-based compensation expense	(21)
Amortization of acquisition intangibles	(2)
Non-GAAP Operating Expenses	$124 - 130